United States
Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

Camden Property Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     ☑ No fee required
     ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     ☐ Fee paid previously with preliminary materials.

     ☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

     This filing relates to a proposed merger (the “Merger”) of Summit Properties Inc. (“Summit”) with and into Camden Summit, Inc. (“Camden Summit”), a wholly owned subsidiary of Camden Property Trust (“Camden”), pursuant to the terms of an Agreement and Plan of Merger, dated as of October 4, 2004, as amended, by and among Summit, Camden Summit and Camden.

     The following notices were sent by Summit to (i) the holders of Summit non-qualified stock options, (ii) the holders of Summit incentive stock options and (iii) the holders of Summit performance based stock award agreements regarding the Merger and related matters.

M E M O R A N D U M

To	Holders of Non-Qualified Stock Options of Summit Properties Inc.

From	Summit Properties Inc.

Re	Notice of Cancellation of Options in the Merger

Date	February 17, 2005

     As you may know, on October 4, 2004, Summit Properties Inc. (“Summit”) entered into an agreement and plan of merger, which was subsequently amended on October 6, 2004 and January 24, 2005 (the “Merger Agreement”), which provides for the merger (the “Merger”) of Summit with and into Camden Summit, Inc., a wholly owned subsidiary of Camden Property Trust (“Camden”).

     If the Merger is consummated, pursuant to Section 2.7 of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each then outstanding non-qualified stock option (each a “Summit Option”), whether or not exercisable at the Effective Time and regardless of the exercise price, will be cancelled, in exchange for the right to receive a single lump sum cash payment as discussed below. The Optionee Statement attached hereto as Exhibit A lists the Summit Options currently held by you and the respective exercise price for such options.

     The cash payment you will receive for your Summit Options will be equal to the product of (x) the number of shares of Summit Common Stock subject to such Summit Option immediately prior the Effective Time and (y) the excess, if any, of the “option payment price” over the exercise price per share of each such Summit Option; provided, that, if the exercise price per share of any such Summit Option is equal to or greater than the option payment, such Summit Option shall be cancelled without any cash payment being made in respect thereof. The “option payment price” is based on a detailed formula that is set forth in Section 2.7 of the Merger Agreement. Please note that all payments made in respect of Summit Options will be subject to any applicable withholding tax. Your right to receive the cash payment is subject in all events to the consummation of the transactions contemplated by the Merger Agreement. In the event that any of your Summit Options are exercised in whole or in part prior to the Effective Time, or any of your Summit Options terminate or expire in accordance with their terms prior to the Effective Time, no payment shall be made with respect to such Summit Options.

     If you have not exercised your Summit Options prior to the Effective Time, you will receive a cash payment for the cancellation of such options pursuant to the Merger Agreement. In the event that you exercise any of your Summit Options for Summit common stock prior to the Effective Time, you should be aware that the deadline for Summit stockholders to elect cash, Camden common shares or a mixture of cash and Camden common shares in the Merger is 5:00 p.m. Eastern Time, February 23, 2005.

     If you are a Summit stockholder at the Effective Time and have made no election to receive cash or Camden common shares in the Merger you will receive cash, Camden common shares or a mixture of cash and Camden common shares based on what is available after giving effect to the valid elections made by other Summit stockholders. If you exercise your Summit Options prior to February 23, 2005, you should request a copy of the Joint Proxy Statement/Prospectus, dated January 25, 2005, including its annexes (the “Proxy Statement”), and an Election Form and Letter of Transmittal, from Summit in order to make a valid election for the consideration payable in the Merger. The Proxy Statement contains important information about Summit, Camden and the Merger, and we encourage you to read the Proxy Statement and consider the information contained or incorporated by reference therein before you make any election decision.

     If you have any questions about the foregoing, or if you need a copy of the Proxy Statement or an Election Form and Letter of Transmittal, please contact Michael G. Malone, Summit’s General Counsel, at (704) 632-3102 or Suzanne D. Lecaroz of Goodwin Procter LLP at (617) 570-1306.

In connection with the proposed merger of Summit with and into a subsidiary of Camden, on January 25, 2005, Summit began mailing its definitive proxy statement, together with a proxy card and election form, and Summit Properties Partnership, L.P. began mailing a consent solicitation/prospectus, together with an election form. Camden filed with the Securities and Exchange Commission a registration statement on Form S-4 that contains a joint proxy statement/prospectus and Camden and Summit Properties Partnership, L.P. filed a joint registration statement on Form S-4 that contains a consent solicitation/prospectus. INVESTORS AND SECURITY HOLDERS OF CAMDEN, SUMMIT AND SUMMIT PROPERTIES PARTNERSHIP, L.P. ARE URGED TO READ THE MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CAMDEN, SUMMIT AND THE MERGER. The relevant materials, and any other documents filed by Camden, Summit or Summit Properties Partnership, L.P. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Camden by directing a written request to Camden Property Trust, 3 Greenway Plaza, Suite 1300, Houston, TX 77046, Attention: Investor Relations, and free copies of the documents filed with the SEC by Summit and Summit Properties Partnership, L.P. by directing a written request to Summit Properties Inc. 309 East Morehead Street, Suite 200, Charlotte, NC 28202, Attention: Investor Relations. In addition, copies of Summit’s proxy materials and Summit Properties Partnership’s consent solicitation/prospectus may be requested by contacting Summit’s proxy solicitor, Georgeson Shareholder at (877) 868-4940. Investors and security holders are urged to read the joint proxy statement/prospectus and the consent solicitation/prospectus and the other relevant materials before making any voting or investment decision with respect to the merger.

Camden, Summit and their respective executive officers, trust managers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Camden and Summit in connection with the merger. Information about those executive officers and trust managers of Camden and their ownership of Camden common shares is set forth in the proxy statement for Camden’s 2004 Annual Meeting of Shareholders, which was filed with the SEC on March 30, 2004. Information about the executive officers and directors of Summit and their ownership of Summit common stock is set forth in the proxy statement for Summit’s 2004 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2004. Investors and security holders may obtain additional information regarding the direct and indirect interests of Camden, Summit and their respective executive officers, trust managers and directors in the merger by reading the joint proxy statement/prospectus and the consent solicitation/prospectus.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

M E M O R A N D U M

To	Holders of Incentive Stock Options of Summit Properties Inc.

From	Summit Properties Inc.

Re	Notice of Cancellation of Incentive Stock Options in the Merger

Date	February 17, 2005

     As you may know, on October 4, 2004, Summit Properties Inc. (“Summit”) entered into an agreement and plan of merger, which was subsequently amended on October 6, 2004 and January 24, 2005 (the “Merger Agreement”), which provides for the merger (the “Merger”) of Summit with and into Camden Summit, Inc., a wholly owned subsidiary of Camden Property Trust (“Camden”). You are the holder of an outstanding and unexercised incentive stock option or options (“Summit Incentive Stock Options”) to purchase shares of common stock, par value $.01 per share, of Summit (“Summit Common Stock”). The Optionee Statement attached as Exhibit A to this memorandum lists the Summit Incentive Stock Options held by you and the respective exercise price for such options.

     If the Merger is consummated, pursuant to Section 2.7 of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each then outstanding Summit Incentive Stock Option, whether or not exercisable at the Effective Time and regardless of the exercise price, will be cancelled, in exchange for the right to receive a single lump sum cash payment equal to the product of (x) the number of shares of Summit Common Stock subject to such Summit Incentive Stock Option immediately prior the Effective Time and (y) the excess, if any, of the “option payment price” over the exercise price per share of each such Summit Incentive Stock Option; provided, that, if the exercise price per share of any such Summit Incentive Stock Option is equal to or greater than the option payment, such Summit Incentive Stock Option shall be cancelled without any payment being made in respect thereof. The “option payment price” is based on a detailed formula that is set forth in Section 2.7 of the Merger Agreement.

     However, pursuant to Section 2.7 of the Merger Agreement, as a holder of a Summit Incentive Stock Option, instead of such lump sum cash payment, you may elect to receive Camden common shares equal to the value of such cash payment, provided however, that no fractional Camden common shares will be issued. If you would otherwise have been entitled to a fractional Camden common share, you will receive cash in lieu of such fractional share in accordance with the Merger Agreement.

     Please note that all cash payments made in respect of Summit Incentive Stock Options will be subject to any applicable withholding tax. The right to receive the cash payment or, in lieu thereof, Camden common shares, is subject in all events to the consummation of the transactions contemplated by the Merger Agreement. In the event that any of your Summit Incentive Stock Options are exercised in whole or in part prior to the Effective Time, or any of your Summit Incentive Stock Options terminate or expire in accordance with their terms prior to the Effective Time, no payment shall be made with respect to such Summit Incentive Stock Options.

     Before making your decision, we encourage you to read and consider the information contained in or incorporated by reference to the Joint Proxy Statement/Prospectus, dated January 25, 2005, including its annexes (the “Proxy Statement”), which was previously delivered to you.

     After you have read and considered this information, you should complete and sign the attached Incentive Stock Option Election Form and return it via facsimile to Pat Stachura at (704) 632-3260 no later than 10:00 a.m. on February 28, 2004.

     If you have any questions about the foregoing, please contact Michael G. Malone, Summit’s General Counsel, at (704) 632-3102 or Suzanne D. Lecaroz of Goodwin Procter LLP, at (617) 570-1306.

In connection with the proposed merger of Summit with and into a subsidiary of Camden, on January 25, 2005, Summit began mailing its definitive proxy statement, together with a proxy card and election form, and Summit Properties Partnership, L.P. began mailing a consent solicitation/prospectus, together with an election form. Camden filed with the Securities and Exchange Commission a registration statement on Form S-4 that contains a joint proxy statement/prospectus and Camden and Summit Properties Partnership, L.P. filed a joint registration statement on Form S-4 that contains a consent solicitation/prospectus. INVESTORS AND SECURITY HOLDERS OF CAMDEN, SUMMIT AND SUMMIT PROPERTIES PARTNERSHIP, L.P. ARE URGED TO READ THE MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CAMDEN, SUMMIT AND THE MERGER. The relevant materials, and any other documents filed by Camden, Summit or Summit Properties Partnership, L.P. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Camden by directing a written request to Camden Property Trust, 3 Greenway Plaza, Suite 1300, Houston, TX 77046, Attention: Investor Relations, and free copies of the documents filed with the SEC by Summit and Summit Properties Partnership, L.P. by directing a written request to Summit Properties Inc. 309 East Morehead Street, Suite 200, Charlotte, NC 28202, Attention: Investor Relations. In addition, copies of Summit’s proxy materials and Summit Properties Partnership’s consent solicitation/prospectus may be requested by contacting Summit’s proxy solicitor, Georgeson Shareholder at (877) 868-4940. Investors and security holders are urged to read the joint proxy statement/prospectus and the consent solicitation/prospectus and the other relevant materials before making any voting or investment decision with respect to the merger.

Camden, Summit and their respective executive officers, trust managers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Camden and Summit in connection with the merger. Information about those executive officers and trust managers of Camden and their ownership of Camden common shares is set forth in the proxy statement for Camden’s 2004 Annual Meeting of Shareholders, which was filed with the SEC on March 30, 2004. Information about the executive officers and directors of Summit and their ownership of Summit common stock is set forth in the proxy statement for Summit’s 2004 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2004. Investors and security holders may obtain additional information regarding the direct and indirect interests of Camden, Summit and their respective executive officers, trust managers and directors in the merger by reading the joint proxy statement/prospectus and the consent solicitation/prospectus.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

INCENTIVE STOCK OPTION ELECTION FORM

     The undersigned hereby elects to receive (please choose one):

     ☐ Camden common shares in lieu of the cash payment due upon cancellation of my Summit Incentive Stock Options.

     ☐ The lump sum cash payment due upon cancellation of my Summit Incentive Stock Options.

     By signing below, I understand that my election is subject to the terms, conditions and limitations set forth in the Merger Agreement and acknowledge that I have read the Joint Proxy Statement/Prospectus, dated January 25, 2005, which includes a copy of the Merger Agreement attached thereto as Annex A, and have been advised of the terms and conditions of the Merger Agreement relating to Summit Incentive Stock Options and have been given the opportunity by Summit to ask questions regarding the transactions contemplated thereby.

Name of Summit Incentive Stock Option Holder
Address:

Please fax this Incentive Stock Option Election Form to Pat Stachura at (704) 632-3260 no later than 10:00 a.m. on February 28, 2005.

M E M O R A N D U M

To	Holders of Performance Based Stock Awards of Summit Properties Inc.

From	Summit Properties Inc.

Re	Notice of Granting and Vesting of Performance Based Stock Awards

Date	February 17, 2005

     As you may know, on October 4, 2004, Summit Properties Inc. (“Summit”) entered into an agreement and plan of merger, which was subsequently amended on October 6, 2004 and January 24, 2005 (the “Merger Agreement”), which provides for the merger (the “Merger”) of Summit with and into Camden Summit, Inc., a wholly owned subsidiary of Camden Property Trust (“Camden”).

     If the Merger is consummated, pursuant to Section 2.7 of the Merger Agreement, at the Effective Time, all stock awards granted pursuant to performance based stock award agreements (“Performance Awards”) will no longer be subject to any forfeiture or vesting requirements and all such shares of Summit common stock underlying the Performance Awards will be considered outstanding shares of Summit common stock. The Restricted Stock Statement attached as Exhibit A to this memorandum lists the Performance Awards that you hold.

     As a result, at the Effective Time, you will be entitled to the consideration payable in the Merger for such shares. Accordingly, you are being given the opportunity to elect to receive either cash, Camden common shares or a mixture of cash and Camden common shares in the Merger in exchange for the shares underlying your Performance Awards in accordance with the terms and conditions of the Merger Agreement. Your right to receive the merger consideration with respect to these shares is subject in all events to the consummation of the transactions contemplated by the Merger Agreement.

     In order the make an election, you must complete an Election Form and Letter of Transmittal, a form of which is attached to this notice, in respect of these shares prior to the election deadline, which is 5:00 p.m., Eastern Time, on February 23, 2005. Before making your decision, we encourage you to read and consider the information contained in or incorporated by reference to the Joint Proxy Statement/Prospectus, dated January 25, 2005, including its annexes (the “Proxy Statement”). The Proxy Statement contains important information about Summit, Camden and the Merger. A copy of the Proxy Statement accompanies this notice.

     If you fail to make a proper election prior to the election deadline you will receive cash, Camden common shares or a mixture of cash and Camden common shares based on what is available to remaining Summit stockholders after giving effect to the valid elections made by other Summit stockholders.

     To make an election, kindly complete the Election Form and Letter of Transmittal solely with respect to these shares of Summit common stock and mail it to Pat Stachura, c/o Summit Properties Inc., 309 East Morehead Street, Charlotte, NC 28202 or fax it to Pat Stachura at (704) 632-3260. Please note that your Election Form and Letter of Transmittal must be received by 5:00 p.m., Eastern Time, on February 23, 2005 to be effective.

     Please note that the enclosed Election Form and Letter of Transmittal relates solely to the Performance Awards held by you and does not relate to shares of Summit common stock that you may otherwise own. In the event that you own other shares of Summit common stock, you should have received a separate Election Form and Letter of Transmittal with respect to those shares.

     If you have any questions about the foregoing, please contact Michael G. Malone, Summit’s General Counsel, at (704) 632-3102 or Suzanne D. Lecaroz of Goodwin Procter LLP at (617) 570-1306.

In connection with the proposed merger of Summit with and into a subsidiary of Camden, on January 25, 2005, Summit began mailing its definitive proxy statement, together with a proxy card and election form, and Summit Properties Partnership, L.P. began mailing a consent solicitation/prospectus, together with an election form. Camden filed with the Securities and Exchange Commission a registration statement on Form S-4 that contains a joint proxy statement/prospectus and Camden and Summit Properties Partnership, L.P. filed a joint registration statement on Form S-4 that contains a consent solicitation/prospectus. INVESTORS AND SECURITY HOLDERS OF CAMDEN, SUMMIT AND SUMMIT PROPERTIES PARTNERSHIP, L.P. ARE URGED TO READ THE MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CAMDEN, SUMMIT AND THE MERGER. The relevant materials, and any other documents filed by Camden, Summit or Summit Properties Partnership, L.P. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Camden by directing a written request to Camden Property Trust, 3 Greenway Plaza, Suite 1300, Houston, TX 77046, Attention: Investor Relations, and free copies of the documents filed with the SEC by Summit and Summit Properties Partnership, L.P. by directing a written request to Summit Properties Inc. 309 East Morehead Street, Suite 200, Charlotte, NC 28202, Attention: Investor Relations. In addition, copies of Summit’s proxy materials and Summit Properties Partnership’s consent solicitation/prospectus may be requested by contacting Summit’s proxy solicitor, Georgeson Shareholder at (877) 868-4940. Investors and security holders are urged to read the joint proxy statement/prospectus and the consent solicitation/prospectus and the other relevant materials before making any voting or investment decision with respect to the merger.

Camden, Summit and their respective executive officers, trust managers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Camden and Summit in connection with the merger. Information about those executive officers and trust managers of Camden and their ownership of Camden common shares is set forth in the proxy statement for Camden’s 2004 Annual Meeting of Shareholders, which was filed with the SEC on March 30, 2004. Information about the executive officers and directors of Summit and their ownership of Summit common stock is set forth in the proxy statement for Summit’s 2004 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2004. Investors and security holders may obtain additional information regarding the direct and indirect interests of Camden, Summit and their respective executive officers, trust managers and directors in the merger by reading the joint proxy statement/prospectus and the consent solicitation/prospectus.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.